UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708 (Address of principal executive offices) (zip code)

(800) 727-1024 (Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on March 3, 2015, our name will change from SearchCore, Inc. to Wisdom Homes of America, Inc.

The name change was unanimously approved by our Board of Directors on December 22, 2014, and by a majority of our outstanding shares of common stock at our annual shareholder meeting held on March 3, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2014 Annual Meeting of Shareholders on March 3, 2015, in Tyler, Texas. There were shareholders representing 38,025,071 votes present at the meeting, either in person or by proxy, which represented approximately 68.3% of the 55,677,105 total outstanding votes of the Company, so a quorum was present. The following agenda items set forth in the Company’s 14A Proxy Statement on file with the SEC, were approved:

1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successor(s) are elected and qualified, namely:

The nominees were each elected with votes as follows:

	For	Against	Withheld	Percentage Approving
James Pakulis	30,182,582	-0-	18,880	54.21%
Munjit Johal	30,185,677	-0-	15,785	54.22%

2. To amend the Articles of Incorporation of the Company to change the Company name from SearchCore, Inc., to Wisdom Homes of America, Inc.;

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
37,115,217	822,727	87,127	66.66%

3. To amend the Articles of Incorporation of the Company to increase the authorized common stock from 200 million shares to 300 million shares;

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
33,311,284	3,110,588	173,626	59.83%

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4. To ratify the appointment of Tarvaran, Askelson & Company as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2014;

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
37,203,187	667,933	153,950	66.82%

5. To hold an advisory vote to approve the compensation of our named executive officers, as described in the proxy statement; and

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
29,814,152	363,470	23,840	53.55%

6. To hold an advisory vote on the frequency of future executive compensation advisory votes.

The votes were as follows:

	For	Against	Abstain	Percentage Approving
1 Year	515,481	4,890	431,601	0.93%
2 Years	20,000	-0-	N/A	0.04%
3 Years	29,225,290	-0-	-0-	52.49%

A more detailed description of each agenda item at the 2014 Annual Shareholders Meeting can be found in our Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on January 16, 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: March 3, 2015	By:	/s/ James Pakulis
	Name:	James Pakulis
	Its:	President and Chief Executive Officer

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